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                                                                   EXHIBIT 99.13

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                           REPURCHASE RIGHTS AGREEMENT

                                  BY AND AMONG

                        TRANSAMERICAN ENERGY CORPORATION,

                             TCR HOLDING CORPORATION

                                       AND

                              CERTAIN STOCKHOLDERS

                                       OF

                             TCR HOLDING CORPORATION













                                DECEMBER __, 1998


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                           REPURCHASE RIGHTS AGREEMENT


        This Repurchase Rights Agreement (this "Agreement") dated as of December __, 1998, is by and among TransAmerican Energy Corporation, a Delaware corporation ("TEC"), TCR Holding Corporation, a Delaware corporation ("TCR Holding"), and certain stockholders (the "Initial Stockholder Parties") of TCR Holding listed on Exhibit A attached hereto.


                               W I T N E S S E T H

        WHEREAS, TARC, TCR Holding, TransContinental Refining Corporation, a Delaware corporation ("TransContinental"), and certain of the Initial Stockholder Parties have entered into a Securities Purchase Agreement, dated December -, 1998 (the "Purchase Agreement"), pursuant to which (a) TARC will issue and sell $150 million in aggregate principal amount of its 15% Senior Secured Notes due 2003 (the "Notes"), (b) TransContinental will issue and sell 6,000,000 shares of its 6% participating preferred stock (the "TransContinental Preferred Stock") and (c) TARC will sell to the Initial Stockholder Parties, among other securities, (i) 6,000,000 shares of TCR Holding's Class B Junior Non-Voting Participating Preferred Stock (the "Class B Preferred Stock"), (ii) 3,300,000 shares of TCR Holding's Class C Junior Non-Voting Participating Preferred Stock (the "Class C Preferred Stock"), and (iii) 8,700,000 shares of TCR Holding's Class D Junior Non-Voting Participating Preferred Stock (the "Class D Preferred Stock", and together with the Class B Preferred Stock and the Class C Preferred Stock, the "TCR Holding Repurchasable Preferred Stock");

        WHEREAS, upon consummation of the transactions contemplated by the Purchase Agreement , each Initial Stockholder Party shall individually own record and beneficial title to the number of shares of TCR Holding Repurchasable Preferred Stock set forth beside their name on Exhibit A attached hereto; and

        WHEREAS, the Initial Stockholder Parties, TEC and TCR Holding wish to enter into this agreement to set forth certain rights of TEC to repurchase shares of the TCR Holding Repurchasable Preferred Stock from the Stockholder Parties (as defined herein).

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     Definitions. As used in this Agreement:

               (a) "Addendum Agreement" means an addendum agreement in the form attached hereto as Exhibit B.

                (b) "Aggregate Exercise Price" has the meaning given such term in Section 2.

               (c) "Capital Expenditures" of a Person means expenditures (whether paid in cash or accrued as a liability) by such Person or any of its subsidiaries that, in conformity with GAAP, are or would be included in "capital expenditures", "additions to property, plant or equipment" or comparable items in the consolidated financial statements of such Person consistent with prior accounting practices.

                (d) "Capital Improvement Program" has the meaning given such term in the Indenture.





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               (e) "Capitalized Lease Obligation" means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Debt represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with GAAP.

               (f) "Completion Cost" means the cost of completion of construction of Phase I and Phase II commencing November 1, 1998. For purposes of this definition, the costs of completing Phase I and Phase II commencing November 1, 1998 shall be deemed to include accounts payable of TARC for work that had been completed but not paid for at October 31, 1998.

               (g) "Consolidated Adjusted EBITDA" for any period, means (a) the Consolidated Net Income for such period minus the amount that the board of directors of TransContinental reasonably determines to have constituted Maintenance Capital Expenditures for such period, plus (b) the sum, without duplication (and only to the extent such amounts are deducted from net revenues in determining such Consolidated Net Income), of (i) the provision for income taxes for such period for TCR Holding and its consolidated Subsidiaries, (ii) depreciation, depletion, and amortization of TCR Holding and its consolidated Subsidiaries (but not in excess of TCR Holding's pro rata share of depreciation, depletion and amortization of any such Subsidiary) for such period and (iii) Consolidated Fixed Charges for such period, determined, in each case, on a consolidated basis for TCR Holding and its consolidated Subsidiaries in accordance with GAAP.

               (h) "Consolidated Fixed Charge Coverage Ratio" on any date (the "Transaction Date") means the ratio, on a pro forma basis, of (i) the aggregate amount of Consolidated Adjusted EBITDA (attributable to continuing operations and businesses and exclusive of the amounts attributable to operations and businesses discontinued or disposed of, on a pro forma basis as if such operations and businesses were discontinued or disposed of on the first day of the Reference Period) for the Reference Period to (ii) the aggregate Consolidated Fixed Charges (exclusive of amounts attributable to discontinued operations and businesses on a pro forma basis as if such operations and businesses were discontinued or disposed of on the first day of the Reference Period, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to TCR Holding's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such computation, in calculating Consolidated Adjusted EBITDA and Consolidated Fixed Charges, (a) the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (b) the incurrence of any Debt or issuance of Disqualified Capital Stock or the retirement of any Debt or Disqualified Capital Stock during the Reference Period or subsequent thereto and on or prior to the Transaction Date shall be assumed to have occurred on the first day of such Reference Period and (c) Consolidated Interest Expense attributable to any Debt (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is party to a Swap Obligation (that remains in effect for the 12-month period after the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

               (i) "Consolidated Fixed Charges" for any period means (without duplication) the sum of (i) Consolidated Interest Expense for such period, (ii) dividend requirements of TCR Holding and its consolidated Subsidiaries (whether in cash or otherwise (except dividends payable solely in shares of capital stock that is not Disqualified Capital Stock)) with respect to Preferred Stock paid, accrued, or scheduled to be paid or accrued during such period, in each case to the extent attributable





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        to such period and excluding items eliminated in consolidation and (iii)
        fees paid, accrued, or scheduled to be paid or accrued during such period by TCR Holding and its Subsidiaries in respect of performance bonds or other guarantees of payment. For purposes of clause (ii) above, dividend requirements shall be increased to an amount representing the pre-tax earnings that would be required to cover such dividend requirements; accordingly, the increased amount shall be equal to a fraction, the numerator of which is such dividend requirements and the denominator of which is one minus the applicable actual combined effective Federal, state, local, and foreign income tax rate of TCR Holding and its Subsidiaries (expressed as a decimal), on a consolidated basis, for the fiscal year immediately preceding the Repurchase Notice Date.

               (j) "Consolidated Interest Expense" means, for any period, the aggregate interest (without duplication), whether expensed or capitalized, paid, accrued, or scheduled to be paid or accrued during such period in respect of all Debt of TCR Holding and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

               (k) "Consolidated Net Income" for any period means the net income
        (loss) of TCR Holding and its consolidated Subsidiaries for such period, determined in accordance with GAAP, excluding (without duplication) (i) all extraordinary, unusual and nonrecurring gains (but not losses), (ii) the net income, if positive, of any other Person, other than a consolidated Subsidiary, in which TCR Holding or any of its consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash to TCR Holding or a consolidated Subsidiary of TCR Holding during such period, but not in excess of TCR Holding's pro rata share of such other Person's aggregate net income earned during such period or earned during the immediately preceding period and not distributed during such period, (iii) the net income, if positive, of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and
        (iv) the net income, if positive, of any Subsidiary of TCR Holding to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to such Subsidiary.

               (l) "Debt" means, with respect to any Person, without duplication
        (i) all liabilities, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures, or similar instruments or letters of credit or representing the deferred and unpaid balance of the purchase price of any property acquired by such Person or services received by such Person (other than long-term service or supply contracts which require minimum periodic payments), (c) evidenced by bankers' acceptances or similar instruments issued or accepted by banks or obligations under interest rate or currency exchange rate agreements,
        (d) for the payment of money relating to a Capitalized Lease Obligation and (e) the obligation of such Person as lessee under any sale and leaseback transaction; (ii) reimbursement obligations of such Person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or (ii) that such Person has guaranteed or that is otherwise its legal liability to the extent of such guaranty or other legal liability) other than for endorsements, with recourse, of negotiable instruments in the ordinary course of business; (iv) all obligations secured by a lien to which the property or assets of such Person are subject, regardless of whether the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability (but, if such obligations are not assumed by such Person or are not otherwise such Person's legal liability, the amount of such Debt shall be deemed to be limited to the fair market value of such property or assets determined as of the end of the preceding fiscal quarter); and (v) any and all deferrals, renewals, extensions,





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        refinancings, and refundings (whether direct or indirect) of, or amendments, modifications, or supplements to, any liability of the kind described in any of the preceding clauses (i) through (iv) regardless of whether between or among the same parties.

               (m) "Disbursement Agent" means The Bank of New York, together with its successors in such capacity pursuant to the terms of the Disbursement Agreement.

               (n) "Disbursement Agreement" means the Construction Collateral and Disbursement Agreement of even date with the Indenture among TARC, the securities intermediary, the Trustee, the Disbursement Agent and the Independent Engineer, as amended, supplemented or otherwise modified from time to time.

               (o) "Disposition" means any sale, inter vivos transfer, pledge, mortgage or other encumbrance, foreclosure of such a pledge, mortgage or other encumbrance, or any other disposition of TCR Holding Repurchasable Preferred Stock whatsoever.

               (p) "Disqualified Capital Stock" means any capital stock of TCR Holding or its subsidiaries that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased by TCR Holding or its Subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to two years after the Repurchase Notice Date.

               (q) "GAAP" means generally accepted accounting principles as in effect in the United States on the date of issuance of the TCR Holding Repurchasable Preferred Stock to the Initial Stockholder Parties applied on a basis consistent with that used in the preparation of the audited financial statements of TCR Holding.

               (r) "Indenture" means the indenture, dated as of December 15, 1998, by and between TARC and the Trustee, relating to the Notes, as assigned to and assumed by TCR Holding and TransContinental.

               (s) "Independent Consultant" means the Independent Engineer.

               (t) "Independent Engineer" means Turner, Mason & Company and any successor independent engineer appointed in accordance with the terms of the Disbursement Agreement.

               (u) "Maintenance Capital Expenditures" means those expenditures that would be classified as Capital Expenditures under GAAP and that are required to maintain the operation of the Refinery.





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               (v) "Net Debt" means the aggregate Debt of TCR Holding and
        TransContinental to the extent recorded in accordance with GAAP, less cash and cash equivalents of TCR Holding and TransContinental, in each case as measured on a consolidated basis and as of the last day of the month ended immediately prior to the exercise of the Repurchase Right on a pro forma basis giving effect to any recapitalization in connection therewith.

               (w) "Notes" has the meaning given such term in the first "Whereas" clause hereof.

               (x) "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

               (y) "Phase I" has the meaning given such term in the Indenture.

               (z) "Phase II" has the meaning given such term in the Indenture.

               (aa) "Permissible Construction Costs" means the sum of (i) $216.9 million and (ii) the lesser of (x) $1 million and (y) the amount by which the costs of construction of Phase I commencing November 1, 1998 (including accounts payable of TARC for work on Phase I that had been completed but not paid for at October 31, 1998) exceed $49.1 million.

               (bb) "Preferred Stock" means any class or classes (however designated) of capital stock of TCR Holding that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of TCR Holding over shares of capital stock of any other class of TCR Holding.

               (cc) "Reference Period" means, with respect to any Repurchase Notice Date, (i) prior to January 1, 2000, the period from January 1, 1999 through December 31, 1999, in which case Consolidated Adjusted EBITDA for that portion of the Reference Period that will occur after the Repurchase Notice Date may be based on projections of TEC if TEC provides a certificate of the Independent Consultant to the effect that such projections are reasonable, provided that no such certificate shall be required if, within 15 days of the receipt of a request therefor, the Independent Consultant fails to deliver to TEC a certificate to the effect that such projections are reasonable and fails to nominate a new Independent Consultant and (ii) on and after January 1, 2000, the 12 month period ending on the last day of the calendar month immediately preceding the Repurchase Notice Date.

               (dd) "Refinery" means TARC's refinery located in St. Charles Parish, Louisiana as more particularly described in the Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from TARC in favor of the Trustee.

               (ee) "Repurchase Notice Date" means the date TEC provides notice to the Stockholder Parties pursuant to Section 4.

               (ff) "Repurchase Right" has the meaning given such term in
        Section 2.

               (gg) "Stockholder Parties" means the Initial Stockholder Parties and each transferee or pledgee of TCR Holding Repurchasable Preferred Stock that is subject to this Agreement at the time of the Disposition of such stock.

               (hh) "Subsidiary" means, with respect to TCR Holding, (i) a corporation with respect to which TCR Holding or its Subsidiaries owns, directly or indirectly, at least fifty percent of such corporation's capital stock with voting power, under ordinary circumstances, to elect directors, or





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        (ii) a partnership in which TCR Holding or a Subsidiary of TCR Holding is, at the time, a general partner of such partnership and has more than 50% of the total voting power of partnership interests entitled (without regard to the occurrence of any contingency) to vote in the election of managers thereof, or (iii) any other Person (other than a corporation or a partnership) in which TCR Holding, one or more Subsidiaries of TCR Holding, or such other Person and one or more Subsidiaries of such other Person, directly or indirectly, at the date of determination thereof has
        (x) at least a fifty percent ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such other Person.

               (ii) "Swap Obligation" has the meaning given such term in the Indenture.

               (jj) "TARC" means TransAmerican Refining Corporation, a Texas corporation.

               (kk) "TransContinental" has the meaning given such term in the first "Whereas" clause hereof.

               (ll) "TransContinental Preferred Stock" has the meaning given such term in the first "Whereas" clause hereof.

               (mm) "TARC Subordinated Notes" means, collectively, TARC's 16% Series A Senior Subordinated Notes due 2003 and 16% Series C Senior Subordinated Notes due 2003, and upon exchange therefor, TARC's 16% Series B Senior Subordinated Notes due 2003.

               (nn) "TCR Holding Repurchasable Preferred Stock" has the meaning given such term in the first "Whereas" clause hereof.

               (oo) "TEC Notes" means, collectively, TEC's 11-1/2% Senior Secured Notes due 2002 and 13% Senior Secured Discount Notes due 2002.

               (pp) "Trustee" means The Bank of New York, together with its successors in such capacity under the Indenture.

        2. Repurchase Right. Subject to satisfaction of the conditions set forth in Section 3, TEC shall have the right to repurchase (the "Repurchase Right") from the Stockholder Parties shares of the TCR Holding Repurchasable Preferred Stock. TEC may repurchase, in whole but not in part,

               (a) from the date hereof through May 31, 1999, at an aggregate price equal to the greater of $180 million or 30% of the difference between $1.7 billion and the Net Debt, all of the shares of the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock;

               (b) from June 1, 1999 through November 30, 1999, at an aggregate price equal to the greater of $140 million or 20% of the difference between $1.9 billion and the Net Debt, all of the shares of the Class C Preferred Stock and the Class D Preferred Stock; or

               (c) from December 1, 1999 through November 30, 2000, at a price equal to the greater of $125 million or 14.5% of the difference between $2.1 billion and the Net Debt, all of the shares of the Class D Preferred Stock.





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The aggregate price paid by TEC to the Stockholder Parties for the TCR Holding
Repurchasable Preferred Stock shall be the "Aggregate Exercise Price".

        3. Conditions to Repurchase Right. The Repurchase Right may be exercised only if:

               (a) the Notes have been paid in full;

               (b) all TEC Notes, TARC Subordinated Notes and the promissory note from TARC to TEC in the original principal amount of $50 million dated October 1, 1998 have been paid in full;

               (c) the Consolidated Fixed Charge Coverage Ratio for the Reference Period with respect to the Repurchase Notice Date is not less than 3.0 to 1.0; and

               (d) the estimated Completion Cost, based on the most recent estimate thereof by the Independent Engineer contained in the Independent Engineer's monthly status report delivered to the Disbursement Agent and TransContinental pursuant to the Disbursement Agreement is not in excess of the Permissible Construction Costs.

        4. Exercise of Repurchase Right. If TEC desires to exercise the Repurchase Right, then it shall provide a notice to each of the Stockholder Parties stating (a) the number of shares of the TCR Holding Repurchasable Preferred Stock to be repurchased, (b) the purchase price to be paid for such shares of the TCR Holding Repurchasable Preferred Stock and (c) the closing date of the repurchase, which date shall be no earlier than 10 days and not later than 60 days after the date of such notice. The place of the closing shall be as agreed upon among the parties thereto or, if no such agreement is reached, at the principal office of TEC. The purchase price of the shares of the TCR Holding Repurchasable Preferred Stock to be purchased pursuant to the Repurchase Right shall be paid by certified or cashier's check or by wire transfer upon the closing and receipt of the certificates representing such shares of the TCR Holding Repurchasable Preferred Stock together with appropriate stock powers. If requested by the Stockholder Party and if proper wiring instructions are provided to TEC, the purchase price shall be delivered by wire transfer to such Stockholder Party. If the purchase price is paid by check, such check shall be actually delivered to the Stockholder Party or sent by certified or registered mail, postage prepaid, return receipt requested, to the address of the Stockholder Party. In the latter case, delivery shall be deemed to have been made to the Shareholder Party upon the deposit of such check in the mails.

        5. Termination of Repurchase Right. The Repurchase Right shall expire if the Completion Cost is in excess of the Permissible Construction Costs.

        6. Transfers of TCR Holding Repurchasable Preferred Stock. No Stockholder Party shall make any Disposition of any shares of TCR Holding Repurchasable Preferred Stock unless the transferee or pledgee of such shares of TCR Holding Repurchasable Preferred Stock is a Stockholder Party or executes and delivers to TEC an Addendum Agreement prior to such Disposition.

        7.     Changes in TCR Holding Repurchasable Preferred Stock.

               (a) Stock Splits and Reverse Splits. In the event that TCR Holding shall at any time subdivide its outstanding shares of TCR Holding Repurchasable Preferred Stock into a greater number of shares, the number of shares of TCR Holding Repurchasable Preferred Stock purchasable pursuant to the Repurchase Right immediately prior to such subdivision shall be proportionately increased and, conversely, in the event that the outstanding shares of TCR Holding Repurchasable Preferred Stock shall at any time be combined into a smaller number of shares, the number of shares





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        of TCR Holding Repurchasable Preferred Stock purchasable pursuant to the
        Repurchase Right immediately prior to such combination shall be proportionately reduced.

               (b) Conversions, Reorganizations, Mergers and Asset Sales. If (i) the TCR Holding Repurchasable Preferred Stock is converted into common stock or any other class of capital stock of TCR Holding or (ii) any capital reorganization or reclassification of the capital stock of TCR Holding, or any consolidation, merger or share exchange of TCR Holding with another person or entity, or the sale, transfer or other disposition of all or substantially all of its assets to another person or entity shall be effected and, in either case, a holder of shares of TCR Holding Repurchasable Preferred Stock shall receive or be entitled to receive capital stock, securities or assets with respect to or in exchange for its shares of TCR Holding Repurchasable Preferred Stock, then the provisions hereof shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets issued or payable with respect to, upon conversion of or in exchange for such shares of TCR Holding Repurchasable Preferred Stock.

               (c) Adjustment for Asset Distribution. If TCR Holding declares a dividend or other distribution payable to all holders of shares of Class B Preferred Stock, Class C Preferred Stock or Class D Preferred Stock in notes or other evidences of indebtedness of TCR Holding or other assets of TCR Holding (including cash (other than regular cash dividends declared by the Board of Directors), capital stock or other property), the Aggregate Exercise Price in effect immediately prior to such declaration of such dividend or other distribution that is related to such shares shall be reduced by an amount equal to the aggregate amount of such dividend or distribution attributable to the shares that are then subject to the Repurchase Right, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution (as reasonably determined in good faith by the Board of Directors of TCR Holding), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of TCR Holding Repurchasable Preferred Stock entitled to such dividend or distribution are determined.

        8. Representations of the Stockholder Parties. Each of the Stockholder Parties represents and warrants to each of the other Stockholder Parties and to TEC that:

               (a) such Stockholder Party has the requisite power and authority to enter into and perform this Agreement;

               (b) if such Stockholder Party is a corporation, the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of such Stockholder Party, and this Agreement has been duly executed by a duly authorized officer of such Stockholder Party;

               (c) if such Stockholder Party is a partnership, the execution, delivery and performance of this Agreement have been duly authorized by all necessary partnership action on the part of such Stockholder Party, and this Agreement has been duly executed by a duly authorized partner of such Stockholder Party;

               (d) the performance of this Agreement by the Stockholder Party will not require such Stockholder Party to obtain the consent, waiver or approval of any person and will not violate, result





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

        in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree or restriction by which it is bound;

               (e) if it is an Initial Stockholder Party, such Stockholder Party is the record and/or beneficial owner of the shares of TCR Holding Repurchasable Preferred Stock as described in Exhibit A hereto; and

               (f) at the time of the delivery of the shares of TCR Holding Repurchasable Preferred Stock by such Stockholder Party pursuant to
        Section 4, such Stockholder Party will own beneficially and of record and will have full power and authority to convey free and clear of all liens, encumbrances, restrictions and claims of every kind, the shares of TCR Holding Repurchasable Preferred Stock subject to the Repurchase Right and, upon delivery of and payment for such shares of TCR Holding Repurchasable Preferred Stock as provided in this Agreement, TEC will acquire good and valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind.

        9. Representations of TEC. TEC represents and warrants to each Stockholder Party that:

               (a) TEC has the requisite power and authority to enter into and perform this Agreement; and

               (b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of TEC, and this Agreement has been duly executed by a duly authorized officer of TEC.

        10. Endorsement of Stock Certificates. All certificates representing shares of TCR Holding Repurchasable Preferred Stock to be issued pursuant to the Purchase Agreement and any certificates representing shares of TCR Holding Repurchasable Preferred Stock that are issued in the future shall be endorsed on the back thereof as follows, or in words of similar meaning:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE REPURCHASE RIGHTS AGREEMENT DATED DECEMBER 15, 1998 (THE "AGREEMENT"), BY AND AMONG THE COMPANY, TRANSAMERICAN ENERGY CORPORATION AND CERTAIN STOCKHOLDERS OF THE COMPANY. THE COMPANY WILL FURNISH TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR ITS REGISTERED OFFICE A COPY OF THE AGREEMENT. A TRANSFEREE, PLEDGEE OR MORTGAGEE OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO HAVE NOTICE OF AND TO BE BOUND BY THE TERMS OF THE AGREEMENT.

        Such certificates shall be endorsed on the front thereof as follows, or in words of similar meaning:

               "SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER
               RESTRICTIONS AND OTHER INFORMATION."

        11. Termination. This Agreement shall continue in effect for the period commencing on the date hereof until its termination on December 1, 2000 or its earlier termination in accordance with the terms hereof; provided that this Agreement shall continue in effect thereafter if the Repurchase Right has theretofore been exercised. The representations and warranties of the parties contained in this Agreement shall survive termination of this Agreement and the delivery of the shares of TCR Holding Repurchasable Preferred Stock pursuant to the exercise of the Repurchase Right.

        12. Amendments. This Agreement may be changed, modified or amended by a writing signed by TEC, TCR Holding and the Stockholder Parties who own a majority of the shares of the TCR Holding Repurchasable Preferred Stock then subject to the Repurchase Right; provided that no such change, modification or amendment shall be enforceable against any party to this Agreement whose rights or obligations hereunder will be materially and adversely affected thereby unless the same shall be in writing and signed by such party.

        13. Notices. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given on the date delivered, if delivered personally, by overnight delivery service or sent by facsimile machine to the persons identified below, or three days after mailing in the U.S. Mail if mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

               (a)    if to TCR Holding:

                      TCR Holding Corporation
                      14902 River Road
                      New Sarpy, Louisiana  70078
                      Facsimile: (504) 764-2359
                      Attn: Glenn McGinnis

               (b)    if to TEC:

                      TransAmerican Energy Corporation
                      1300 North Sam Houston Parkway East, Suite 200 Houston, Texas 77032-2949
                      Facsimile: 281.986.8865
                      Attn: Ed Donahue

               (c) if to the Stockholder Parties, to the address of each Stockholder Party as indicated on Exhibit A hereto (with respect to the Initial Stockholder Parties) or their respective Addendum Agreements (with respect to other Stockholder Parties).

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 13.

        14. Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether such provision is similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

        15. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        16. Entire Agreement. This Agreement and the other agreements contemplated hereby constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral, written or inferred, of the parties, and there are no other warranties, representations or agreements between the parties in connection with the subject matter hereof.

        17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION TO WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        18. Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. TEC shall have the right to assign this Agreement and its rights hereunder at its discretion. TCR Holding may not assign its obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, successors and permitted assigns, any rights, benefits or obligations hereunder.

        19. Specific Performance. If any of the Stockholder Parties refuses to consummate the Repurchase Right pursuant to the terms of this Agreement for any reason other than termination hereof pursuant to a right granted to the Stockholder Parties hereunder to do so, then TEC may (a) enforce specific performance of the obligations of the Stockholder Parties and (b) seek any other rights, recourses or remedies available to TEC.

        20. Headings. The headings contained herein are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

        21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGES]

                                        TRANSAMERICAN ENERGY CORPORATION


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        TCR HOLDING CORPORATION


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        INITIAL STOCKHOLDER PARTIES:


         THE TCW FUNDS:                 TCW LEVERAGED INCOME TRUST, L.P.

                                        By: TCW ADVISORY (BERMUDA), LTD.,
                                            as General Partner

                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        By: TCW INVESTMENT MANAGEMENT COMPANY,
                                            as Investment Advisor

                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        TCW LEVERAGED INCOME TRUST II, L.P.

                                        By: TCW Advisory (Bermuda), Ltd.,
                                            as General Partner

                                            By:
                                            -----------------------------------
                                            Name
                                            Title


                                        By: TCW Investment Management Company,
                                            as Investment Advisor

                                            By:
                                            ----------------------------------
                                            Name
                                            Title


                                        TCW SHARED OPPORTUNITY FUND III, L.P.

                                        By: TCW ASSET MANAGEMENT COMPANY,
                                            as Investment Advisor

                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        JEFFERIES & COMPANY, INC.


                                        By: ____________________________________
                                        Name:
                                                   AUTHORIZED SIGNATORY



           [SIGNATURES OF OTHER INITIAL STOCKHOLDER PARTIES CONTINUE
                             ON THE FOLLOWING PAGES]

                  SIGNATURE PAGE TO REPURCHASE RIGHTS AGREEMENT


        This signature page is for the Repurchase Rights Agreement dated as of December ___, 1998 (the "Agreement"), by and among TEC, TCR Holding and the Initial Stockholder Parties, and by execution below the undersigned agrees that it shall be attached as a signature page to the Agreement.


                                        ________________________________________



                                        By: ____________________________________
                                        Name:
                                        Title:






                                        ________________________________________

                                        ________________________________________

                                        ________________________________________
                                                        [Address]

                                                                       EXHIBIT A



                           INITIAL STOCKHOLDER PARTIES


                           Number of Shares of TCR Holding Repurchasable Preferred Stock
                         -----------------------------------------------------------------
                              Class B                  Class C              Class D
                              -------                  -------              -------
TCW Leveraged Income Trust, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attn. Nicholas W. Tell, Jr.
Facsimile:

TCW Leveraged Income Trust II, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attn. Nicholas W. Tell, Jr.
Facsimile:

TCW Shared Opportunity
Fund III, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attn. Nicholas W. Tell, Jr.
Facsimile:

Jefferies & Company, Inc.
11100 Santa Monica Blvd.
10th Floor
Los Angeles, CA 90025
Attn. Joe Maly
Facsimile:

[Name]
[address]

                                                                       EXHIBIT B



                               ADDENDUM AGREEMENT

        Addendum Agreement made this ___ day of ___________, _____ , by and between ___________________ (the "New Stockholder") and TransAmerican Energy Corporation, a Delaware corporation ("TEC"), TCR Holding Corporation, a Delaware corporation ("TCR Holding"), and such stockholders (the "Stockholders") of TCR Holding who are parties to that certain Repurchase Rights Agreement dated December ___, 1998 (the "Agreement"), by and among TEC, TCR Holding and the Stockholders.


                              W I T N E S S E T H:

        WHEREAS, TEC, TCR Holding and the Stockholders entered into the Agreement to impose certain restrictions and obligations upon the Stockholders and certain shares of capital stock (the "TCR Holding Repurchasable Preferred Stock") of TCR Holding owned by the Stockholders;

        WHEREAS, the New Stockholder is desirous of becoming a stockholder of TCR Holding; and

        WHEREAS, TCR Holding, TEC and the Stockholders have required in the Agreement that any person being offered shares of TCR Holding Repurchasable Preferred Stock must enter into an Addendum Agreement binding the New Stockholder to the Agreement to the same extent as if the New Stockholder was an original party thereto, so as to promote the mutual interests of TCR Holding, TEC, the Stockholders and the New Stockholder by imposing the same restrictions and obligations on the New Stockholder and the shares of capital stock of TCR Holding to be acquired by the New Stockholder as were imposed upon the Stockholders under the Agreement;

        NOW, THEREFORE, in consideration of the mutual promises of the parties, and as a condition of the purchase of the shares of TCR Holding Repurchasable Preferred Stock, the New Stockholder acknowledges that the New Stockholder has read the Agreement. The New Stockholder shall be a "Stockholder Party" (as defined in the Agreement) and shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if the New Stockholder were an "Initial Stockholder Party" (as defined in the Agreement). This Addendum Agreement shall be attached to and become a part of the Agreement.


_____________________________           ________________________________________
      [New Stockholder]

                                        ________________________________________
                                               [New Stockholder's Address]

ACCEPTED BY TCR HOLDING
ON BEHALF OF ITSELF, TEC
AND THE STOCKHOLDERS:

TCR HOLDING CORPORATION


_____________________________
Name:
Title: